Exhibit 24
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 15, 2009	/s/ Jeffrey M. Boromisa
Jeffrey M. Boromisa

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 21, 2009	/s/ Alberto L. Grimoldi
Alberto L. Grimoldi

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 13, 2009	/s/ David T. Kollat
David T. Kollat

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 22, 2009	/s/ Brenda J. Lauderback
Brenda J. Lauderback

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 20, 2009	/s/ David P. Mehney
David P. Mehney

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 12, 2009	/s/ Shirley D. Peterson
Shirley D. Peterson

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 17, 2009	/s/ Michael A. Volkema
Michael A. Volkema

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 14, 2009	/s/ William K. Gerber
William K. Gerber

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 20, 2009	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 3, 2009, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature
January 13, 2009	/s/ Joseph R. Gromek
Joseph R. Gromek